UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

current report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2026

SELECT MEDICAL HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34465	20-1764048
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4714 Gettysburg Road, P.O. Box 2034

Mechanicsburg, PA 17055

(Address of principal executive offices)  (Zip Code)

(717) 972-1100

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SEM	New York Stock Exchange (NYSE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether either registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if either registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders (the “Annual Meeting”) of Select Medical Holdings Corporation (the “Company”) was held on April 23, 2026. At the Annual Meeting, the Company’s stockholders approved five proposals. The proposals below are described in the Company’s definitive proxy statement dated March 4, 2026. The results are as follows:

Proposal 1: The Election of Three Class II Directors to the Board of Directors

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Robert A. Ortenzio	111,618,633	2,388,573	30,199	3,812,633
Daniel J. Thomas	112,624,578	1,382,053	30,774	3,812,633
Parvinderjit S. Khanuja	113,275,867	731,003	30,535	3,812,633

Proposal 2: Non-Binding Advisory Vote on the Compensation of the Company’s Named Executive Officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
110,664,208	3,339,567	33,630	3,812,633

Proposal 3: Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2026

Votes For	Votes Against	Abstentions	Broker Non-Votes
116,286,685	1,534,942	28,411	0

Proposal 4: Approval of Amendment to the Company’s Amended and Restated Certificate of Incorporation to Phase Out the Classified Structure of the Board of Directors

Votes For	Votes Against	Abstentions	Broker Non-Votes
113,798,371	233,759	5,275	3,812,633

Proposal 5: Non-Binding Advisory Vote on Company Proposal to Provide Stockholders the Right to Call a Special Meeting of Stockholders at a 25% Ownership Threshold

Votes For	Votes Against	Abstentions	Broker Non-Votes
96,440,477	13,333,066	4,263,862	3,812,633

Proposal 6: Non-Binding Advisory Vote on Shareholder Proposal to Provide Stockholders the Right to Call a Special Meeting of Stockholders at a 10% Ownership Threshold

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,780,354	91,191,886	65,165	3,812,633

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELECT MEDICAL HOLDINGS CORPORATION

Date: April 24, 2026	By:	/s/ John F. Duggan
John F. Duggan
Executive Vice President, General Counsel and Secretary